Cash and cash equivalents	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Cash and cash equivalents

17.	Cash and cash equivalents

	2023	2022
	€’000	€’000
Cash and cash equivalents	860	5,239
Restricted cash	287	2,925
	1,147	8,164

The restricted cash at December 31, 2023 relates to two payment guarantees that were made. Both amounts are held in segregated accounts and cannot be used for general use. The restricted cash at December 31, 2022 related to an amount of €2.9 million received from the Agency for Competitiveness and Innovation (“IAPMEI") as grant aid towards our C-5 development project. At that time, this amount was subject to a variety of conditions relating to its disbursements and remained restricted until such time that project development commenced.